SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                         November 7, 1996
         Date of Report (Date of earliest event reported)


                       INNOVUS CORPORATION
      (Exact name of Registrant as specified in its charter)


  Delaware                        0-26790                  87-0461856
(State or other              (Commission File              (IRS Employer
jurisdiction of              Number)                  Identification No.)
Incorporation)


                        2060 E. 2100 South
                   Salt Lake City, Utah 84109
             (Address of principal executive offices)
                            (Zip Code)

                          (801-463-8200)
       (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant.

    Effective November 7, 1996, the Registrant dismissed Hansen, Barnett & Maxwell ("Hansen") as its certifying accountant. Hansen's reports on the Registrant's financial statements for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles.

    The Registrant's board of directors unanimously approved dismissal of Hansen.

    During Registrant's two most recent fiscal years ended December 31, 1995 and 1994 and the interim period subsequent to December 31, 1995, there were no disagreements, as defined in Regulation S-K Item 304, with Hansen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Hansen to make a reference to the subject matter of the disagreement in connection with its reports.

    On November 7, 1996, the Registrant engaged Grant Thornton LLP ("Grant") to perform its audits and provide various accounting services thereafter. The Registrant did not consult with Grant prior to such date regarding any reportable matter.

    The Registrant has provided Hansen with a copy of this report prior to filing this report with the Securities and Exchange Commission. The Registrant has requested Hansen to furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this report and if not, stating the respects in which it does not agree. The letter is filed as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

    The following exhibit is filed herewith:

    16.1 Letter re change in certifying accountant.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INNOVUS CORPORATION



Date November 8, 1996             By  /s/
                                      David Mock
                                      Chief Financial Officer





                           Exhibit 16.1

HANSEN, BARNETT & MAXWELL
      A Professional Corporation
     CERTIFIED PUBLIC ACCOUNTANTS

                                                      (801) 532-2200
   Member of AICPA Division of Firms                Fax (801) 532-7944
        SEC Practice Section                    345 East 300 South, Suite 200
Member of Summit International Associates     Salt Lake City, Utah 84111-2693




November 12, 1996


Securities and Exchange Commission
Washington, D.C. 20549

    Re: Innovus Corporation

Ladies and Gentlemen:

We have read the statements made by Innovus Corporation in Item 4 of its Form 8-K dated November 7, 1996 regarding the change in certifying accountants. We agree with the statements.

                             Sincerely,

                             By /s/
                                HANSEN, BARNETT & MAXWELL